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                                                                      Exhibit 16


February  14,  2002


Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Gentlemen:

I have read the statements included under the caption "Change in Accountants" in the Form 8-K of e-Perception, Inc. and am in agreement with the statements contained therein.

                                             Very truly yours,

                                             /s/ Ted A. Madsen

                                             Ted A. Madsen